Exhibit 10.5

                                RELEASE AGREEMENT

THIS AGREEMENT is made the _23__ day of May 2000.

BETWEEN: STEVEN CHARLES MANTHEY (hereinafter called "Steven" of 1 Promenade Offices Robina Town Centre Gold Coast Queensland Australia

AND: ADVANCED ENGINE TECHNOLOGY PTY LTD (hereinafter called AETP) of 1/2 Greg Chappel Drive Burleigh Heads Gold Coast Queensland Australia

AND: ADVANCED ENGINE TECHNOLOGIES, INC. (hereinafter called "AETI") of 1150 West Olympic Boulevard #1020 Los Angeles California United States.


WHEREAS:

A.   Steven is the inventor of a revolutionary engine known as the OX2 Engine;

B. AETP and Steven manufactured an OX2 Engine between May 1999 and February 2000 for the benefit of AETI and its shareholders ("OX2 Engine");

C.   AETI has received the OX2 Engine;

D. The OX2 Engine is currently at the University of California at Riverside being tested for and on behalf of AETI and its shareholders;

E.   The cost of AETP to manufacture the OX2 Engine was US$321,809.00; and

F. AETP, Steven and AETI have been in disagreement as to the liability of AETI to pay the costs of AETP to manufacture the OX2 Engine.


WHEREBY IT IS AGREED:

1. That AETI shall pay to AETP, upon execution of this Agreement, the sum of $US300,000.00;

2. AETP, Steven and AETI hereby release the other of all liability with respect to any and all invoices and claims arising of the manufacture of the said OX2 Engine.

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IN WITNESS the parties  hereto have duly  executed  this  Agreement  on the date first above written.

SIGNED SEALED AND DELIVERED         )
by the said                         )
STEVEN CHARLES MANTHEY              )
in the presence of:                 )         /s/ Steven Charles Manthey
                                             -----------------------------
                                               STEVEN CHARLES MANTHEY

---------------------------------
WITNESS

THE COMMON SEAL OF ADVANCED              )
ENGINE TECHNOLOGY PTY INC. was           )
affixed in accordance with its articles  )
of associations in the presence of:      )    /s/ Steven Charles Manthey
                                             -----------------------------
                                               STEVEN CHARLES MANTHEY
                                                     DIRECTOR

THE COMMON SEAL OF ADVANCED              )
ENGINE TECHNOLOGIES INC. was             )
affixed in accordance with its articles  )
of associations in the presence of:      )    /s/ Carroll Shelby
                                             -----------------------------
                                                  CARROLL SHELBY
                                                 DIRECTOR/PRESIDENT

/s/ Neil Cummings
----------------------------------------
NEIL CUMMINGS
COMPANY SECRETARY/TREASURER

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